EX-99.n.1.i

AMENDED AND RESTATED
APPENDIX A
TO THE IVY FUNDS RULE 18F-3 MULTI-CLASS PLAN

This Amended and Restated Appendix A, as amended December 31, 2024 (“Appendix A”), to the Ivy Funds Rule 18F-3 Plan Multi-Class Plan Agreement dated November 13, 2008 (the “Agreement”), is effective as of January 1, 2025, and supersedes any prior Appendix A to the Agreement.

Fund Series	Share Class
Macquarie Asset Strategy Fund	Class A Class C Class R Class R6 Class Y Institutional Class
Macquarie Balanced Fund	Class A Class C Class R Class R6 Class Y Institutional Class
Macquarie Core Equity Fund	Class A Class C Class R Class R6 Class Y Institutional Class
Macquarie Climate Solutions Fund	Class A Class C Class R Class R6 Class Y Institutional Class
Macquarie Global Allocation Fund	Class A Class C Class R6 Institutional Class
Macquarie Global Bond Fund	Class A Class C Class R Class R6 Class Y Institutional Class
Macquarie Global Growth Fund	Class A Class C Class R Class R6 Class Y Institutional Class

Macquarie High Income Fund	Class A Class C Class R Class R6 Class Y Institutional Class
Macquarie International Core Equity Fund	Class A Class C Class R Class R6 Class Y Institutional Class
Macquarie Large Cap Growth Fund	Class A Class C Class R Class R6 Class Y Institutional Class
Macquarie Mid Cap Growth Fund	Class A Class C Class R Class R6 Class Y Institutional Class
Macquarie Mid Cap Income Opportunities Fund	Class A Class C Class R Class R6 Class Y Institutional Class
Macquarie Multi-Asset Income Fund	Class A Class C Class R6 Class Y Institutional Class
Macquarie Natural Resources Fund	Class A Class C Class R Class R6 Class Y Institutional Class
Macquarie Science and Technology Fund	Class A Class C Class R Class R6 Class Y Institutional Class

Macquarie Real Estate Securities Fund	Class A Class C Class R Class R6 Class Y Institutional Class
Macquarie Small Cap Growth Fund	Class A Class C Class R Class R6 Class Y Institutional Class
Macquarie Smid Cap Core Fund	Class A Class C Class R Class R6 Class Y Institutional Class
Macquarie Systematic Emerging Markets Equity Fund	Class A Class C Class R Class R6 Class Y Institutional Class